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                               Janus Aspen Series

                               Balanced Portfolio

                          Supplement dated July 9, 2009
                       to Currently Effective Prospectuses

Balanced Portfolio (the "Portfolio") has changed its secondary benchmark index from the Barclays Capital U.S. Government/Credit Bond Index to the Barclays Capital U.S. Aggregate Bond Index. Janus Capital believes that the new secondary benchmark index provides a more appropriate representation of the Portfolio's investments. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year. The Barclays Capital U.S. Aggregate Bond Index will also replace the Barclays Capital U.S. Government/Credit Bond Index as a portion of the Balanced Index, which is a hypothetical combination of unmanaged indices that the Portfolio also utilizes as a performance measurement tool.

The Prospectus is supplemented to reflect the following:

1) The first paragraph of the Portfolio's section entitled "PRINCIPAL INVESTMENT STRATEGIES" is amended to add the following as the last sentence in the paragraph:

     Fixed-income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.

2) The Portfolio's section entitled "MAIN INVESTMENT RISKS" is amended to add the following:

     MORTGAGE-BACKED SECURITIES RISK. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, mortgage-backed securities, making them more sensitive to changes in interest rates ("extension risk"). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a portfolio that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the Portfolio's returns because the Portfolio will have to reinvest that money at lower prevailing interest rates.

     In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

                Please retain this Supplement with your records.